                                                                    Exhibit 10.j

                   ASSIGNMENT OF LEASES, RENTS AND REVENUES
                                HANOVER MARRIOTT
                              HANOVER, NEW JERSEY



    This ASSIGNMENT OF LEASES, RENTS AND REVENUES ("this Assignment") is made as of the 18th day of August, 1997, by HANOVER MARRIOTT LIMITED PARTNERSHIP, a Delaware limited partnership ("Borrower"), in favor of CONNECTICUT GENERAL LIFE INSURANCE COMPANY, a Connecticut corporation ("Lender").

                              W I T N E S S E T H
                              - - - - - - - - - -

    WHEREAS, Lender has loaned to Borrower the sum of Twenty Nine Million Eight Hundred Seventy Five Thousand and No/100 Dollars ($29,875,000.00) as evidenced by a Promissory Note in the original principal sum of Twenty Nine Million Eight Hundred Seventy Five Thousand and No/100 Dollars ($29,875,000.00) (the "Note") of even date herewith, in favor of Lender, as payee, which Note is secured, inter alia, by a Mortgage (the "Mortgage") on certain real property and
----- ----
improvements thereon (the "Security") located in the Township of Hanover, County of Morris, and State of New Jersey, more particularly described in EXHIBIT A attached hereto (the "Real Property") (collectively, the Note, the Mortgage, and any other documents evidencing, securing or relating to payment of the Note, as more completely defined and described in the Mortgage, are referred to herein as the "Loan Documents"); and

    WHEREAS, With respect to management of the hotel business located on the Real Property (the "Hotel") as a Marriott hotel, Borrower has heretofore entered into that certain Management Agreement with Marriott Hotel Services, Inc., a Delaware corporation, dated of even date herewith and which has not heretofore been amended, modified, supplemented and/or replaced, as any of the foregoing may be further amended, modified, supplemented and/or replaced from time to time with the consent of Lender as provided in this Assignment (the "Hotel Management Agreement")

    WHEREAS, Lender has required an assignment of all leases, rents, hotel accounts, revenues, deposits and all other income generated by the Security and assets held in connection with the operations of the Hotel, as additional security for payment of all sums due under the Loan Documents including, without limitation, principal, accrued and unpaid interest, any applicable prepayment fees, any late charges, any Attorneys Fees (defined hereinbelow in Section 6.11) and any advances made by Lender pursuant to the terms of the Loan Documents (collectively, the "Indebtedness").

    NOW THEREFORE, Lender and Borrower, in consideration of the foregoing, hereby agree as follows:

                                 I. ASSIGNMENT
                                 -------------

    1.1.  Assignment of Leases.  Borrower hereby presently, irrevocably,
          ---------------------
absolutely and unconditionally transfers, assigns and sets over unto Lender all of Borrower's right, title, and interest in and to all present and future leases, license agreements, concession agreements, lease termination agreements, and other occupancy agreements of any nature, oral or written, regarding all or any part of the Real Property, together with all extensions, modifications, supplements, renewals, and replacements thereof, now existing or hereafter made (collectively, the "Leases"), and together with any and all guarantees of the obligations of the lessees, licensees, concessionaires and occupants thereunder (collectively, the "Lessees"), and also together with the rights of Borrower to receive, hold and apply all bonds and security in all of said Leases provided to be furnished to the lessor thereunder, and also together with the rights of Borrower to enforce any and all of the agreements, terms, covenants and conditions in all of said Leases provided and to give notices thereunder.

    1.2.  Assignment of Rents, Revenues and Deposits.  Borrower hereby
          ------------------------------------------
presently, absolutely and unconditionally transfers, assigns and sets over unto Lender all of Borrower's right, title, and interest in and to:

    (a) All present and future rents, prepaid rents, additional rents, royalties, security deposits, damages payable upon default by tenant or other sums of money as provided for in any of the Leases provided to be paid to the Lessor thereunder, including, but not limited to, all rents, charges, lease termination fees, lease modification and extension fees, damages payable upon default by tenant or other sums in any of said Leases provided to be paid to the lessor thereunder, and all other fees, income and revenue of every kind and nature now or hereafter due arising out of or in any way related to the Leases (collectively, the "Rents");

    (b) All income, proceeds, revenues, prepaid revenues, royalties, profits, fees, charges, concessions, deposits and security deposits arising from or out of the Real Property or any part thereof of every kind and description received or receivable resulting or arising from the use, ownership, occupancy or operations of the Hotel and all of its facilities and, without duplication, pursuant to the terms of the Hotel Management Agreement, including, without limitation, all room revenues, food and beverage operations revenues, credit card receivables with respect to any credit/charge card organizations and/or entities, including, but not limited to American Express, Carte Blanche,

Diner's Club, VISA, Mastercard, Discover and Optima; all monies held by Management Company (as defined in the Hotel Management Agreement), or any subsequent party performing the same general functions with respect to the Hotel as the Management Company under the Hotel Management Agreement, in the Operating Accounts (defined in the Hotel Management Agreement); all vending machine income and all income received from tenants, transient guests, lessees, licensees, concessionaires, customers, guests as well as any other person occupying space at the Hotel and/or rendering services to guests and/or customers of the Hotel (collectively herein referred to as the "Revenues"); and

    (c) All of Borrower's right, title, and interest in and to all present and future security deposit(s) paid by any lessee and/or transient guest for whatever purpose, plus any hotel room reservation deposits, banquet reservation deposits, subject to the rights of the Lessees therein (the "Security Deposits").

    1.3.  Assignment Absolute.  This Assignment shall be a present, absolute and
          -------------------
unconditional assignment, and shall, immediately upon execution, give Lender the right to sue for, collect and receive all Rents, Revenues and Security Deposits. Unless and until an Event of Default (defined hereinbelow) has occurred and is continuing, Lender, by its acceptance hereof, agrees to refrain from exercising its rights under this Assignment with respect to the Rents, Revenues and Security Deposits.

                             II. LICENSE TO COLLECT
                             ----------------------

    Notwithstanding anything to the contrary contained herein, but subject in all events to the terms of Section 15 of the Note and Section 40 of the

Mortgage which are incorporated by reference herein, Lender grants to Borrower a revocable license (a "Revocable License") to collect, hold, administer and distribute the Rents, Revenues and Security Deposits as they respectively become due, to enforce the Leases, and to exercise the rights of the landlord or licensor thereunder so long as no Event of Default has occurred and is continuing, subject to Management Company's rights and responsibilities under the Hotel Management Agreement, as modified or affected by the terms of that certain Agreement Concerning Hotel Management Agreement dated of even date herewith by and between Borrower, Lender and Marriott Hotel Services, Inc.(the "ACHMA"). Subject to Management Company's rights and responsibilities under the Hotel Management Agreement as modified or affected by the terms of the ACHMA, Borrower hereby irrevocably authorizes and directs each of the Lessees under the Leases, upon receipt of a written notice from Lender so demanding, to pay all Rents, Revenues and Security Deposits due or which become due to Lender. Borrower hereby irrevocably authorizes and directs Management Company to hold, apply and disburse all Rents, Revenues and Security Deposits to which Borrower has a right, title or interest under the Hotel Management Agreement, as bailee for Lender, subject to the terms of the Hotel Management Agreement as modified or affected by the terms of the ACHMA, and upon Lender's request to promptly pay all such Rents, Revenues and Security Deposits to Lender. The Revocable License shall be revocable by written notice sent by Lender to Borrower, and shall be revocable only if an Event of Default exists under one of the Loan Documents, and Lender agrees not send any such notice or otherwise make such demand on the Lessees or Management Company unless an Event of Default exists hereunder. If all outstanding Events of Default are cured or waived prior to Acceleration of Maturity (as defined in the Note), Lender agrees that Borrower shall be entitled to and shall automatically receive a new Revocable License under the exact same terms and conditions.

                         III. WARRANTIES AND COVENANTS
                         -----------------------------

    3.1.  Warranties of Borrower.  Borrower hereby warrants and represents the
          ----------------------
following as of the date hereof:

         (a) Borrower (or the Management Company on Borrower's behalf) is the sole holder of the landlord's or owner's interest with respect to the Leases, Rents, Revenues and Security Deposits and has good right to sell, assign, transfer and set over the Leases, Rents, Revenues and Security Deposits to Lender, subject to the terms of the Hotel Management Agreement as modified or affected by the terms of the ACHMA;

         (b) Borrower has made no assignment, other than the single subordinate mortgage lien described in Section 17 of the Mortgage and this Assignment, of any of Borrower's rights in any of the Leases, Rents, Revenues and/or Security Deposits, subject to the terms of the Hotel Management Agreement, as modified or affected by the terms of the ACHMA;

         (c) There is no default by Borrower or, to Borrower's actual knowledge, any monetary default by any Lessee under any of the Leases, or any state of facts which, with the passing of time or giving of notice, or both, would constitute a default by Borrower, or to Borrower's knowledge, any monetary default by any Lessee under the Leases;

         (d) All Rents due to date have been collected and except for that certain lease with Marriott Ownership Resorts, Inc. (the "MORI Lease") and that certain Lease Agreement by and between Marriott Corporation, as landlord and Iron Investments Corp. and Hanover Park For Industry, a joint venture, as tenant, dated December 20, 1984 (the "Iron Investments Lease") (defined and described in the Mortgage) (i) all of the Leases provide for Rents to be paid monthly in advance, and (ii) no Rents have been collected more than one month in advance;

         (e) To Borrower's actual knowledge and except as disclosed to Lender in writing prior to the date hereof, no Lessee under any of the Leases has any defense, set off or counterclaim against Borrower, which have a material adverse effect on the Borrower, the Hotel or the Real Property;

         (f) There are no Leases in effect with respect to the Real Property except for (i) the MORI Lease, (ii) that certain Concession Agreement by and between Marriott Hotel Services, Inc., and Flowers, Flowers and Things, Inc., dated January 1, 1994, and (iii) the Iron Investments Lease;

         (g) A copy of each of the Leases and any amendments heretofore entered into have been delivered to Lender and constitute the entire agreement between the parties thereto, including all agreements, undertakings, representations and warranties, either oral or written; a copy of each of the Leases and any amendments from time to time hereafter entered into shall be delivered to Lender promptly after execution and such Leases and amendments will constitute the entire agreement between the parties thereto and will include all agreements, undertakings, representations and warranties, either oral or written, related to the Leases; and Borrower hereby represents, warrants and covenants that no Lease will be subject to or qualified by any agreements, undertakings, representations or warranties, either oral or written, which will not have been promptly submitted to Lender;

         (h) To Borrower's actual knowledge, each of the Leases is valid, in full force and effect, and enforceable in accordance with its terms, subject to customary exceptions for proceedings in bankruptcy and principles of equity;

         (i) Except for free or prepaid rent as provided under the terms of the MORI lease and as provided under the terms of the Iron Investments Lease, no rental concession in the form of any period of free rent or any other waiver, release, reduction, discount or other alteration of the Revenue due or to become due has been granted to any Lessee under the Leases for any period subsequent to the effective date of this Assignment; and

         (j) None of the Leases and no Rents are currently subject to rent control, rent stabilization or any other form of governmentally-imposed rent regulation.

    3.2.  Covenants of Borrower.  Borrower hereby covenants and agrees that
          ---------------------
Borrower shall:

         (a) Fulfill, perform and observe, or cause the Management Company to fulfill, perform and observe, in all material respects, all of the obligations of landlord under the Leases;

         (b) Give prompt written notice to Lender of any default or claim of default by the Borrower or by the Lessee under any of the Leases as soon as Borrower receives notice of or otherwise becomes aware of the same, along with a complete copy of any written notice of such default or claim of default;

         (c) Use commercially reasonable efforts to enforce, short of termination, the performance of the Leases by the Lessees, consistent with Borrower's past operating practices (Lender acknowledges that Borrower may, based on its reasonable business judgment, elect not to enforce a Lease against a Lessee or to exercise any remedies in connection therewith);

         (d) Not alter, modify, amend, terminate or cancel any of the Leases, nor accept a surrender of any of the Leases, nor waive any term or condition of any of the Leases, other than in the ordinary course consistent with Borrower's past practices at the Real Property;

         (e) Not collect or accept Revenue more than one month in advance of the time any such Revenue becomes due, other than for payments of final month's rent customarily collected at lease inception and collecting any room revenues generated by the operation of the hotel on the Real Property in advance and monthly collections of annualized expense and tax escrows, except for deposits to hold advance room reservations which occur in the ordinary course of business;

         (f) Not execute any future Leases without the prior written consent of Lender; provided, however, that Lender's consent shall not be required for future leases that: (i) are written on the current standard form of lease previously approved by Lender with no material changes thereto, and (ii) contain neither an option to cancel (other than as provided in a form of lease approved in advance in writing by Lender) nor any ownership interest rights for the tenant;

         (g) Except as expressly permitted by the terms of the Mortgage, not execute any assignment of the landlord's interest under any of the Leases or of the Revenues or any interest therein or suffer or permit such to occur by operation of law;

         (h) Not permit any of the Leases to become subordinate to any lien other than the lien of the Mortgage and the single subordinate mortgage lien described in Section 17 of the Mortgage;

         (i) Not alter, modify, change, release, waive, cancel, or terminate the terms of any guarantee of any of Lessee's obligation under any of the Leases in whole or in part without the prior written consent of Lender, other than in the ordinary course consistent with Borrower's past practices at the Real Property;

         (j) Give prompt written notice to Lender of any notice received by Borrower from any governmental authority relating to the actual or threatened governmental imposition of rent regulations or controls on, or affecting, the Premises, the Leases, and/or the Rents.

    3.3.  Covenant of Lender.  Promptly following payment in full of the
          ------------------
Indebtedness, and the performance of all the terms and conditions of the Loan Documents, including this Assignment, this Assignment shall terminate and thereafter be void and of no further force and effect and, upon the request of Borrower, Lender shall execute and deliver to Borrower instruments effective to evidence the termination of this Assignment or the reassignment to Borrower of the rights, power and authority granted to Lender hereunder.

                    ARTICLE IV. DEFAULTS; LENDER'S REMEDIES
                    ---------------------------------------

    4.1.  Events of Default.  Any of the following shall constitute an Event of
          -----------------
Default hereunder:

         (a) The occurrence of an "Event of Default" under, and as defined and described in, the Note, the Mortgage or any of the other Loan Documents;

         (b) If Borrower shall fail in any material respect to observe or perform any other duty, covenant, promise or other obligation of a monetary or non-monetary nature provided for in this Assignment, which failure to observe or perform is not cured within thirty (30) days after notice to Borrower from Lender specifying the nature of the failure to observe or perform; except it shall not constitute an Event of Default so long as such failure to observe or perform is not susceptible of cure within such period, so long as Borrower has commenced to cure within such thirty (30) day period and thereafter diligently pursues such cure to completion, and provided further that such cure is completed within a reasonable period of time in no event later than one hundred eighty (180) days after Lender's original notice to Borrower; and

         (c) Any representation or warranty by Borrower contained in this Assignment is untrue or misleading in any material respect, and Borrower fails to correct such inaccuracy within thirty (30) days after written notice of such inaccuracy from Lender to Borrower.

    4.2.  Remedies.  Upon an Event of Default, Lender may at any time
          --------
thereafter, at its option and without notice or demand of any kind, and without regard to the adequacy of security for payment of the Indebtedness, exercise any or all of the following remedies;

         (a)  Declare all of the Indebtedness immediately due and payable;

         (b) To the extent not inconsistent with the terms of that certain Agreement Concerning Hotel Management Agreement (the "Agreement Concerning

Hotel Management Agreement"), by and between Borrower, Lender and Marriott Hotel Services, Inc., dated of even date herewith, by itself, through the Management Company as its agent, or through another agent, take physical possession of the Real Property, Leases, Rents, Revenues and Security Deposits and of all books, records, documents and accounts relating to the Real Property and the Borrower's business thereon, and manage and operate the Real Property and the Borrower's business thereon without interference from Borrower, at Borrower's expense;

         (c) To the extent not inconsistent with the terms of the Agreement Concerning Hotel Management Agreement, with or without taking possession of the Real Property, to collect the Rents, Revenues and Security Deposits, either by itself, or through the Management Company, or through a receiver, the license to collect the Rents, Revenues and Security Deposits given to Borrower by Lender pursuant to Article II hereof being deemed automatically revoked upon the occurrence of and during the continuance of an Event of Default, and Borrower hereby consenting to the appointment of a receiver upon the occurrence of an Event of Default;

         (d) To the extent not inconsistent with the terms of the Agreement Concerning Hotel Management Agreement, in Borrower's or Lender's name, to institute any legal or equitable action which Lender, in its sole discretion, deems desirable to collect any or all of the Rents, Revenues and Security Deposits;

         (e) To the extent not inconsistent with the terms of the Agreement Concerning Hotel Management Agreement, perform any or all obligations of Borrower under any of the Leases or this Assignment and take such actions as Lender deems appropriate to protect its security and to perfect a first priority security interest in the Leases, Rents, Revenues and Security Deposits, including, without limitation: (i) appearing in any action or proceeding affecting any of the Leases or the Real Property; (ii) collecting, modifying and compromising any Rents, Revenues and/or Security Deposits payable under the Leases; and (iii) enforcing any of the Leases, including, if necessary, evicting tenants; and

         (f) To the extent not inconsistent with the terms of the Agreement Concerning Hotel Management Agreement, any other remedies permitted to Lender under applicable law.

    The foregoing remedies are in addition to any remedies afforded Lender under any other of the Loan Documents or in law or equity, by statute or otherwise, all of which rights and remedies are reserved by Lender. All of the remedies of Lender shall be cumulative and may be exercised at Lender's option concurrently or successively and the exercise or beginning of exercise by Lender of any such remedies shall not preclude the simultaneous or subsequent exercise of the same remedy or any other remedy available to Lender. No failure or delay on the part of Lender to exercise any remedy shall operate as a waiver thereof.

    4.3.  Application of Proceeds.  Any amounts collected by Lender hereunder
          -----------------------
shall be applied by Lender, to pay, in such order as Lender shall elect, the Indebtedness, including all principal; accrued and unpaid interest; default rate interest, prepayment fees (if applicable); advances; and all costs and expenses, including Attorneys Fees, incurred by Lender in operating, protecting, preserving and realizing on Lender's interest in the Real Property including any reasonable fees incurred in the representation of Lender in any proceeding under Title 11, United States Code; and any other amount due under the Note, the Mortgage or any other of the Loan Documents.

    It is understood and agreed that except as provided by law neither the assignment of the Revenues to Lender nor the exercise by Lender of any of its rights or remedies under this Assignment shall be deemed to make Lender a "Mortgagee-in-Possession" or otherwise responsible or liable in any manner with respect to the Real Property or the use, occupancy, enjoyment or operation of all or any portion thereof, unless and until Lender, in person or by agent, assumes actual possession thereof, nor shall appointment of a receiver by any court at the request of Lender or by agreement with Borrower or the entering into possession of the Real Property or any part thereof by such receiver be deemed to make Lender a "Mortgagee-in-Possession" or otherwise responsible or liable in any manner with respect to the Real Property or the use, occupancy, enjoyment or operation of all or any portion thereof.

                    ARTICLE V. NO LIABILITY, INDEMNIFICATION
                    ----------------------------------------

    5.1.  No Liability.  Unless and until Lender accepts title to the Real
          ------------
Property, and then only with respect to conditions which first exist or events which first take place after Lender accepts title to the Real Property, nothing in this Assignment shall be construed to impose upon Lender any obligation or responsibility of Borrower, to any Lessee under any of the Leases or to any other third party, for the control, care, management or repair of the Real Property, the performance of any of the landlord's obligations under the Leases, or for any dangerous or defective condition on the Real Property.

    5.2.  Indemnification.  Borrower shall indemnify and hold Lender harmless
          ---------------
from and against all obligations, liabilities, losses, costs, expenses, civil fines, penalties or damages (including Attorneys Fees) which Lender may incur by reason of this Assignment or in connection with any of the Leases or with regard to the Real Property prior to such time as Lender takes actual physical possession of and manages and operates the Real Property or actually collects Revenues after an Event of Default. Borrower shall, with counsel reasonably acceptable to Lender, defend Lender against any claim or litigation involving Lender for the same. Should Lender incur such obligation, liability, loss, cost, expense, civil fine, penalty or damage, Borrower shall reimburse Lender upon demand. Upon the occurrence of an Event of Default, any amount owed Lender under this provision shall bear interest at the "Default Rate" defined and described in the Note and shall be secured by the Loan Documents.

                           ARTICLE VI. MISCELLANEOUS
                           -------------------------

    6.1.  Modifications, Etc.  Borrower hereby consents and agrees that Lender
          ------------------
may at any time and from time to time, without notice to or further consent from Borrower, either with or without consideration, surrender any property or other security of any kind or nature whatsoever held by Lender or by any person, firm or corporation on Lender's behalf or for its account, securing the Indebtedness; substitute for any collateral so held by Lender, other collateral of like kind, or of any kind; extend or renew the Note, the Mortgage or any other of the Loan Documents for any period; grant releases, compromises and indulgences with respect to the Note, the Mortgage or any other of the Loan Documents to any person or entities now or hereafter liable thereunder or hereunder; release any guarantor or endorser of the Note, the Mortgage or any other of the Loan Documents; or take or fail to take any action of any type whatsoever; and no such action which Lender shall take or fail to take in connection with the Loan Documents, or any of them, or any security for the payment of the Indebtedness or for the performance of any obligations or undertakings of Borrower, nor any course of dealing with Borrower or any other person, shall release Borrower's obligations hereunder, affect this Assignment in any way or afford Borrower any recourse against Lender. The provisions of this Assignment shall extend and be applicable to all renewals, amendments, extensions, consolidations and modifications of the Loan Documents and the Leases, and any and all references herein to the Loan Documents or the Leases shall be deemed to include any such renewals, amendments, extensions, consolidations or modifications thereof.

    6.2.  Further Assurance.  At any time and from time to time, upon request by
          -----------------
Lender, Borrower will make, execute and deliver, or cause to be made, executed and delivered, to Lender and, where appropriate, cause to be recorded and/or filed and from time to time thereafter to be re-recorded and/or refiled at such time and in such offices and places as shall reasonably be deemed desirable by Lender, any and all such other and further assignments, deeds to secure debt, mortgages, deeds of trust, security agreements, financing statements, continuation statements, instruments of further assurance, certificates and other documents as may, in the reasonable opinion of Lender, be necessary or desirable in order to effectuate, complete, or perfect, or to continue and preserve (a) the obligations of Borrower under this Assignment and (b) the security interest created by this Assignment as a first and prior security interest upon the Leases and the Revenues.

    6.3.  Successors and Assigns.  All of the terms and conditions of this
          ----------------------
Assignment are hereby made binding upon the executors, heirs, administrators, successors and permitted assigns of both Lender and Borrower, including any trustee or debtor-in-possession appointed in any proceeding under Title 11, United States Code.

    6.4.  Notices.  Any notice, request, demand, statement or consent made
          -------
hereunder shall be in writing signed by the party giving such notice, request, demand, statement or consent, and shall be deemed to have been properly given when either delivered personally, or deposited in the United States Mail, postage prepaid and certified or registered, return receipt requested, or delivered to a reputable overnight delivery service providing a receipt, in each case addressed to the other party at its address set forth below, or at such other address within the continental United States of America as such party may have theretofore designated in writing in accordance with the terms of this provision. The effective date of any notice given as aforesaid shall be the date of personal service, five (5) Business Days after deposit in the United States Mail as aforesaid, or one (1) Business Day after delivery to such overnight delivery service, whichever is applicable. The terms "Business Day" and "Business Days" as used in this Assignment shall mean any calendar day other than a Saturday, a Sunday or a Federal holiday on which the U.S. Postal Service offices are closed for business in one or more of Hanover, New Jersey, Bethesda, Maryland or Hartford, Connecticut. For purposes hereof, the addresses are as follows:

    If to Lender:       Connecticut General Life Insurance Company
                        c/o CIGNA Investments, Inc.
                        900 Cottage Grove Road
                        Hartford, Connecticut  06152-2319
                        Attention:  Investment Services, S-319

    With a copy to:     CIGNA Corporation
                        Investment Law Department
                        900 Cottage Grove Road
                        Hartford, Connecticut  06152-2215
                        Attention:  Real Estate Division, S-215A

    If to Borrower:     Hanover Marriott Limited Partnership
                        10400 Fernwood Road
                        Bethesda, Maryland 20817
                        Attn: Treasurer

    With a copy to:     Host Marriott Corporation
                        10400 Fernwood Road
                        Bethesda, Maryland 20817
                        Attn: Law Department


    6.5.  Governing Law.  This Assignment shall be construed, and the rights and
          -------------
obligations of Lender and Borrower shall be determined, in accordance with the laws of the State of New Jersey.

    6.6.  Captions.  The captions of this Assignment are inserted only for the
          --------
purpose of convenience, and in no way define, limit or prescribe the scope or extent of this Assignment or any part hereof.

    6.7.  Exhibits.  All Exhibits referred to herein and attached hereto are
          --------
hereby incorporated and made a part of this Assignment.

    6.8.  No Oral Modifications; Amendments.  No oral amendment to this
          ---------------------------------
Assignment shall be binding on the parties hereto. Any modification of or amendment to this Assignment must be in writing signed by both parties.

    6.9.  Terms.  Common nouns and pronouns shall be deemed to refer to the
          -----
masculine, feminine, neuter, singular and plural, as the identity of the person or persons, firm or corporation may in the context require.

    6.10.  Invalidity.  If any provision of this Assignment shall be held
           ----------
invalid, the same shall not affect in any respect whatsoever the validity of the remainder of this Assignment.

    6.11  Attorneys' Fees. Any reference to "Attorney Fees" or "Attorneys'
          ---------------
Fees") in this Assignment includes but is not limited to both the reasonable fees and all charges and costs incurred by Lender through its retention of outside legal counsel and paralegals and the reasonably allocable fees and all charges and costs for services rendered by Lender's in-house or staff counsel and paralegals related to the Indebtedness. Any reference to "Attorney Fees" or "Attorneys' Fees" shall also include but not be limited to those reasonable attorneys or legal fees and all costs and charges incurred by Lender in the collection of any Principal Indebtedness, the enforcement of any obligations hereunder, the protection of the Security, the foreclosure of the Mortgage, the sale of the Security, the defense of actions arising hereunder and the collection, protection or set off of any claim the Lender may have in a proceeding under Title 11, United States Code. Any Attorneys' Fees provided for hereunder shall accrue whether or not Lender has provided notice of an Event of Default or of an intention to exercise its remedies for such Event of Default.

    6.12  Waiver of Trial by Jury.  Borrower hereby waives its right to a trial
          -----------------------
by jury as to any matter arising out of or concerning the subject matter of this Assignment.

    6.13  Joint and Several Liability.  If more than one person, corporation,
          ---------------------------
partnership or other entity shall in the future execute and become a party to this Assignment, then each person and entity shall be fully liable for all obligations of Borrower hereunder, and such obligations shall be joint and several.

    6.14 Scope of Liability.  The provisions of Section 15 of the Note and
         ------------------
Section 40 of the Mortgage are incorporated by reference herein.

    IN WITNESS WHEREOF, Borrower has executed this Assignment as of the day and year first above written.

Witnesses:                         BORROWER:

                                   HANOVER MARRIOTT LIMITED PARTNERSHIP,
                                   a Delaware limited partnership

                                   By:  Marriott Hanover Hotel Corporation, a
                                        Delaware corporation, its sole general
                                        partner



David Reichmann                      By: Bruce D. Wardinski      (SEAL)
------------------------                 ------------------------
                                         Name: Bruce D. Wardinski
                                         Title: Vice President

STATE OF Maryland     )
                      )  ss:
COUNTY OF Montgomery  )


  On this 14th day of August, 1997, before me, Susan B. Savits, a Notary Public in and for the jurisdiction aforesaid, personally appeared in said jurisdiction Bruce D. Wardinski, to me personally known, who being by me duly sworn did acknowledge himself to be a Vice President of Marriott Hanover Hotel Corporation, a Delaware corporation, acting as the sole general partner of Hanover Marriott Limited Partnership, a Delaware limited partnership, and that he, as such Vice President, being authorized so to do, did acknowledge the foregoing instrument to be the act and deed of said corporation acting herein as the sole general partner of said limited partnership, as aforesaid, and that the same was executed for the purposes therein contained, and delivered the same as such.

       WITNESS my hand and Notarial Seal.


                           Susan B. Savits
                           ---------------------------
                           Notary Public

My commission expires:       2/16/99
                      -----------------------

                                   EXHIBIT A
                                       TO
                    ASSIGNMENT OF LEASES, RENTS AND REVENUES

                          Description of Real Property
                          ----------------------------

4.  The land referred to in this Commitment is described as follows:

    ALL THAT CERTAIN TRACT, PARCEL AND LOT OF LAND LYING AND BEING SITUATE IN THE TOWNSHIP OF HANOVER, COUNTY OF MORRIS, STATE OF NEW JERSEY, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

    BEGINNING AT A POINT IN THE PRESENT SOUTHWESTERLY SIDE OF NEW JERSEY STATE HIGHWAY ROUTE 10 AT A POINT WHERE THE WESTERLY LINE OF THE PREMISES TO BE DESCRIBED AND THE EASTERLY LINE NOW OR FORMERLY OF NEWARK MILK AND CREAM COMPANY INTERSECTS SAID SIDELINE OF ROUTE 10 AND RUNNING; THENCE

    (1) SOUTH 60 DEGREES 59 MINUTES 12 SECONDS EAST AND ALONG THE SIDE OF ROUTE 10, 774.32 FEET TO THE CORNER OF LANDS NOW OR FORMERLY OF MELVIN AND IRENE WYKOFF, HIS WIFE; THENCE

    (2) SOUTH 29 DEGREES 00 MINUTES 48 SECONDS WEST 178.12 FEET; THENCE

    (3) STILL ALONG LANDS SOUTH 60 DEGREES 59 MINUTES 12 SECONDS EAST 211.0 FEET TO LINE OF LANDS OF IRON INVESTMENT CORP., ET.ALS., LANDS ALONG THE SAME; THENCE

    (4) THE SAME SOUTH 12 DEGREES 09 MINUTES 55 SECONDS WEST 432.86 FEET TO A POINT; THENCE

    (5) NORTH 81 DEGREES 54 MINUTES 29 SECONDS WEST 181.92 FEET TO A POINT;
    THENCE

    (6) NORTH 61 DEGREES 11 MINUTES 56 SECONDS WEST 760.78 FEET TO A POINT IN LINE OF LANDS OF NEWARK MILK AND CREAM COMPANY; THENCE

    (7) ALONG THE SAME NORTH 13 DEGREES 45 MINUTES 24 SECONDS EAST 684.30 FEET TO THE POINT AND PLACE OF BEGINNING.

    TOGETHER WITH ACCESS TO AND EGRESS FROM THE PREMISES BY WAY OF 50 FOOT EASEMENT AS SET FORTH ON FILE MAP NO. 3826 AND FURTHER DESCRIBED AS FOLLOWS:

    BEGINNING AT AN ANGLE POINT IN THE NORTHERLY LINE OF TAX LOT 4, BLOCK 1101 AS SHOWN ON THE TAX MAP OF THE TOWNSHIP OF HANOVER, MORRIS COUNTY, NEW JERSEY, SAID POINT BEING FURTHER DESCRIBED AS BEING SOUTH 61 DEG. 11 MIN. 56 SEC. EAST, 436.92 FEET FROM THE NORTH WEST CORNER OF SAID LOT 4 AS SHOWN ON A MAP ENTITLED "MAP OF HANOVER PARK FOR INDUSTRY", DATED NOVEMBER 30, 1978 BY STEPHEN A. JAROMBEK OF MONTVILLE NJ AND FILED IN THE MORRIS COUNTYCLERK'S OFFICE AS FILE MAP NUMBER 3826, AND RUNNING THENCE

    1. THROUGH SAID LOT 4, SOUTH 12 DEG. 44 MIN. 34 SEC. WEST, 33.54 FEET TO A POINT ON THE NORTHERLY END OF WING DRIVE, 50 FEET WIDE AS SHOWN ON SAID FILE MAP; THENCE,

    2. ALONG THE END OF WING DRIVE, NORTH 86 DEG. 11 MIN. 36 SEC. WEST, 34.73 FEET TO A POINT OF CURVATURE; THENCE,

    3. CONTINUING ALONG WING DRIVE ON A CURVE TO THE LEFT WITH A RADIUS OF 60.00 FEET, AN ARC LENGTH OF 16.44 FEET, SAID CURVE HAVING A CHORD OF SOUTH 85 DEG. 57 MIN. 30 SEC. WEST, 16.39 FEET; THENCE

    4. THROUGH LOT 4, 50 FEET WEST OF AND PARALLEL TO THE FIRST COURSE ABOVE, NORTH 12 DEG. 44 MIN. 34 SEC. EAST, 58.06 FEET TO A POINT ON THE SOUTHERLY LINE OF LOT 13, BLOCK 1002 AS SHOWN ON SAID TAX MAP; THENCE

    5. THENCE ALONG SAID LINE, SOUTH 61 DEG. 11 MIN. 56 SEC. EAST, 52.03 FEET TO THE POINT AND PLACE OF BEGINNING.

    THE ABOVE EASEMENT DESCRIPTION IS IN ACCORDANCE WITH A SURVEY PREPARED BY RBA GROUP, DATED APRIL 10, 1997 AND REVISED AUGUST 13, 1997.

    BEING ALSO KNOWN AS (REPORTED FOR INFORMATION PURPOSES ONLY):

    LOT 13, BLOCK 1002, ON THE OFFICIAL TAX MAP OF THE TOWNSHIP OF HANOVER IN THE COUNTY OF MORRIS